EXHIBIT 10.3
SM ENERGY COMPANY

NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

THIS NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is made effective as of the Award Date set forth in the attached Non-Employee Director Restricted Stock Award Notice (the “Award Notice”), by and between SM ENERGY COMPANY, a Delaware corporation (the “Company”), and the undersigned person, who is a non-employee member of the Company’s Board of Directors (the “Board”) as of the Award Date (the “Director”).
Pursuant to the terms of the Company’s Equity Incentive Compensation Plan, as amended (the “Plan”), the attached Award Notice and this Agreement, as of the Award Date, the Company has made an award (the “Award”) to the Director of [Number] shares of common stock of the Company (the “Stock”) delivered on the Award Date as set forth in the Award Notice, subject to the terms and conditions set forth in the Plan, this Agreement and the Award Notice. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Plan or in the Award Notice.
1.Earning and Vesting of Shares.
(a)    Subject to the provisions contained herein, the Stock shall be fully earned and vested on the Vesting Date set forth in the Award Notice, provided that if the Director ceases to be a member of the Board before the Vesting Date, the Stock under this Award will be forfeited in its entirety.
(b)    Irrespective of the other provisions of this Section 1, the Board, in its discretion, may accelerate the earning and vesting period of the Stock in advance of the Vesting Date; provided, however, that any such acceleration shall occur only if in compliance with any applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.
2.    Transfer Restrictions.
(a)    The issuance of shares of Stock pursuant to the terms and conditions set forth in the Plan and this Agreement has been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Director is considered to be an “affiliate” of the Company for securities law purposes, and the shares of Stock will be subject to restrictions on transferability and sale and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act for the resale of the Stock or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company.

(b)    Any certificates for shares of Stock issued under this Agreement shall bear a restrictive legend consistent with the foregoing, and any book-entry accounts credited with shares of Stock issued under this Agreement shall be subject to stop-transfer orders with respect to such shares consistent with the foregoing.
3.    Notices. Any notice relating to this Agreement shall be in writing and delivered in person or by mail, fax, or email transmission to the address or addresses on file with the Company. Any notice to the Company shall be addressed to it at its principal office, and be specifically directed to the attention of the Secretary. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.
4.    Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor of the Company and the Director’s heirs, legal representatives and permitted transferees. This Agreement shall be the sole and exclusive source of any and all rights which the Director and the Director’s heirs, legal representatives and permitted transferees may have with respect to the Plan and the Stock.
5.    Resolution of Disputes. Any dispute or disagreement which arises under, or as a result of, or in any way relates to, the interpretation, construction or applicability of this Agreement shall be resolved as determined by the Board. Any determination made hereunder shall be final, binding and conclusive for all purposes.
6.    Controlling Documents. The provisions of the Plan are hereby incorporated into this Agreement by reference. In the event of any inconsistency between this Agreement and the Plan, the Plan shall control.
7.    Amendments. This Agreement may be amended only by a written instrument executed by both the Company and the Director.
8.    Compliance with Section 409A of the Code. Notwithstanding any provision in this Agreement to the contrary, to the extent that this Agreement constitutes a nonqualified deferred compensation plan or arrangement to which Section 409A of the Code applies, the administration of this Award (including the time and manner of payments under the Award and this Agreement) shall comply with Section 409A of the Code.
9.    Electronic Delivery of Documents. The Company may, in its sole discretion, deliver any documents related to this Award, or any future awards that may be granted under the Plan, by electronic means, or request the Director’s consent to participate in the Plan or other authorizations from the Director in connection therewith by electronic means. The Director hereby consents to receive such documents by electronic delivery and, if requested, to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
10.    Execution and Counterparts. This Agreement may be executed in counterparts and signature pages may be delivered by email or fax transmission. Execution of a written instrument for this Agreement may be evidenced by any appropriate form of electronic signature or affirmative email or other electronic response attached to or logically associated with such written instrument, which is executed or adopted by a party with an indication of the intention by such party to execute or adopt such instrument for purposes of execution thereof.
[Signature page follows]

IN WITNESS WHEREOF, the Company and the Director have caused this NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT to be entered into effective as of the Award Date.
COMPANY:

SM ENERGY COMPANY,
                    a Delaware corporation

By: _____________________________________
Printed Name: David W. Copeland
Title: Executive Vice President, General Counsel and Corporate Secretary
Date Signed: _______________________

DIRECTOR:

__________________________________________
Printed Name: _______________________
Date Signed: _______________________

Attachment: Non-Employee Director Restricted Stock Award Notice

SM ENERGY COMPANY

NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD NOTICE

Effective as of [Date]

Dear [Name]:

Pursuant to the terms and conditions of the Company’s Equity Incentive Compensation Plan, as amended (the “Plan”), you have been awarded [number] shares of common stock of the Company (the “Stock”) delivered upon the Award Date set forth below. The Stock is subject to all of the terms and conditions of the Plan and the attached Non-Employee Director Restricted Stock Award Agreement (the “Award Agreement”), which are both incorporated herein in their entirety.

Awarded To:	[Name]

Award Date:	[Award Date]

Shares Awarded:	[Number]

Vesting Date:	December 31, 20[__]

* * * * *
[Signature page follows]

By your signature below, you hereby acknowledge receipt of the Stock awarded on the date shown above, which has been awarded to you under the terms and conditions of the Plan and the attached Award Agreement. You further acknowledge receipt either directly or electronically of a copy of the Plan, a prospectus for the Plan, and the Award Agreement, and agree to conform to all of the terms and conditions of the Plan and the Award Agreement.
Execution of a written instrument for purposes of this Award may be evidenced by any appropriate form of electronic signature or affirmative email or other electronic response attached to or logically associated with such written instrument, which is executed or adopted by a party with an indication of the intention by such party to execute or adopt such instrument for purposes of execution thereof.

COMPANY:

SM ENERGY COMPANY,
a Delaware corporation

By: _______________________________
Printed Name: David W. Copeland
Title: Executive Vice President, General Counsel and Corporate Secretary

DIRECTOR:

Signature: __________________________
Printed Name: __________________________

Date Signed: _________________ Date Signed: _________________

Attachment: Non-Employee Director Restricted Stock Award Agreement